SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated April 30, 2012

Effective immediately, for the following Portfolio:

Foreign Value Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” with respect to the portfolio manager disclosure for Templeton Investment Counsel, LLC (“Franklin Templeton”) all reference to Gary P. Motyl is deleted in its entirety and is supplemented with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Peter A. Nori, CFA	2012	Executive Vice President, Portfolio Manager, Research Analyst

Dated: August 10, 2012